UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)               February 9, 2010
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 9, 2010, Richard C. Marcello is no longer serving as senior vice president of Unisys Corporation and president of the company's Technology, Consulting and Integration Solutions business.

On February 9, 2010, Mr. Marcello and Unisys entered into an agreement setting forth the terms of the termination of Mr. Marcello's employment with the company. Under the agreement, Mr. Marcello will continue to receive an amount equal to his monthly base salary until August 31, 2010. This amount will be payable monthly in accordance with the company's normal payroll practices. If Mr. Marcello obtains full-time employment before August 31, 2010, Unisys will pay him any remaining monthly salary payments due in a lump sum. The agreement also provides that Mr. Marcello will be eligible to participate in an outplacement program until August 31, 2010. The foregoing description is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10 hereto.

Item 9.01.  Financial Statements and Exhibits

The following exhibit is being filed herewith:

10 Agreement dated February 9, 2010 between Unisys Corporation and Richard C. Marcello

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: February 9, 2010                      By: /s/ Nancy Straus Sundheim
                                                    ---------------------
                                                    Nancy Straus Sundheim
                                                    Senior Vice President,
                                                    General Counsel and
                                                    Secretary

                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------

10 Agreement dated February 9, 2010 between Unisys Corporation and Richard C. Marcello